UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
______________

Date of Report (Date of earliest event reported): March 15, 2024

ACNB Corporation
(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K

Explanatory Note

ACNB Corporation (the “Corporation”) is filing this Amendment No. 1 on Form 8-K/A to correct an inadvertent error in the reference as to the date of grant of the awards of restricted stock to certain Executive Officers of ACNB Corporation which was actually March 15, 2024. Other than that correction , there are no other revisions, corrections or amendments to the information in the Form 8-K as originally filed with the Commission.

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers

On March 15, 2024, the Boards of Directors of ACNB Corporation (the “Corporation”) and ACNB Bank (the “Bank”), upon the recommendation of the Compensation Committee of the Boards of Directors of the Corporation and the Bank, granted the following Executive Officers of ACNB Corporation, all of whom are employed by ACNB Bank, awards of restricted stock (“Variable Equity Awards”) pursuant to the ACNB Bank Variable Compensation Plan and the ACNB Corporation 2018 Omnibus Stock Incentive Plan (the “Plans”). The form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement for employees (the “Employee Award Agreement”) sets forth the material terms of a Variable Equity Award including the applicable time-based vesting terms, the treatment of unvested shares of restricted stock upon termination of employment, and the forfeiture restrictions in the event the recipient’s employment with ACNB Bank is terminated.

Name	Title	Shares of Restricted Stock Awarded
James P. Helt	President & Chief Executive Officer	8,511.9048
Jason H. Weber	Executive Vice President/Treasurer & Chief Financial Officer	3,714.2857
Douglas A. Seibel	ACNB Bank Executive Vice President/Chief Lending & Revenue Officer	3,386.6213
Laurie L. Laub	ACNB Bank Executive Vice President/Chief Credit and Operations Officer	3,537.4149

Subject to earlier forfeiture or accelerated vesting under circumstances described in the Employee Award Agreement, one-third (1/3) of the recipient’s Variable Equity Award shall be 100% vested as of the date of grant, with the next one-third (1/3) 100% vested as of January 1, 2025, and the final one-third (1/3) 100% vested as of January 1, 2026.

The Variable Equity Awards are subject to the terms of the Plans and the terms of each recipient’s Employee Award Agreement. The ACNB Bank Variable Compensation Plan, the ACNB Corporation 2018 Omnibus Stock Incentive Plan, and the form of Employee Award Agreement are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number    Description

99.1    ACNB Bank Variable Compensation Plan effective January 1, 2014, as amended. (Incorporated by reference to Exhibit 10.16 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Commission on March 14, 2022.)

99.2     ACNB Corporation 2018 Omnibus Stock Incentive Plan. (Incorporated by reference to Exhibit A of the Registrant’s Proxy Statement on Schedule 14A, filed with the Commission on March 27, 2018.)

99.3    Form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement for Employees dated as of March 15, 2024.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION (Registrant)

Dated:	March 21, 2024	/s/ Kevin J. Hayes
Kevin J. Hayes
Senior Vice President/
General Counsel, Secretary & Chief Governance Officer